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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 17, 2001
Date of Report (Date of earliest event reported)

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-25751 (Commission file number)	58-2336689 (I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346
(Address of principal executive offices including zip code)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 5.  Other Events.

    On December 17, 2001, CompuCredit Corporation entered into two securities purchase agreements pursuant to which it issued 30,000 shares of its Series A Preferred Stock and 10,000 shares of its Series B Preferred Stock. A copy of the press release announcing the transactions is filed on this Form 8-K as Exhibit 99.1, and copies of the securities purchase agreements and related documents are filed on this Form 8-K as Exhibits 3.3, 10.12, 10.13 and 10.14.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

3.3    Articles of Amendment creating Series A Preferred Stock and Series B Preferred Stock

10.12  Securities Purchase Agreement (J.P. Morgan Corsair II Capital Partners, L.P. and Paladin Capital Partners Fund, L.P) dated as of December 17, 2001

10.13  Securities Purchase Agreement (Rainbow Trust One and Rainbow Trust Two) dated as of December 17, 2001

10.14  Shareholders Agreement dated as of December 17, 2001

99.1   Press Release issued December 27, 2001

SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompuCredit Corporation
By:	/s/ ROHIT KIRPALANI Secretary

Dated: December 27, 2001

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  Item 5. Other Events.
SIGNATURES